                                                                   EXHIBIT 10.5

                               SUBLEASE AGREEMENT


         THIS SUBLEASE AGREEMENT (the "Sublease"), made and entered into as of the 24th day of July, 1998, by and between STRICOR, INC., a Georgia corporation (Sub-Landlord, hereinafter called "Sublessor") and STUPID PC, INC., a Georgia corporation (Sub-Tenant, hereinafter called "Sublessee").

                                   WITNESSETH:

         WHEREAS, Sublessor is the Tenant of certain premises (the "Premises") described as covering approximately 5,179 square feet of office and warehouse known as 3010 Business Park Drive, Suite E, Norcross, Georgia 30071 under that certain Lease Agreement dated December 19, 1996 between Stricor, Inc. and T. Rowe Price Realty Income Fund I a copy of which Lease is attached hereto as Exhibit "A" and made a part hereof; and

         WHEREAS, Sublessor desires to sublease the Premises to Sublessee, and Sublessee desires to sublease the Premises from Sublessor, upon the terms and conditions hereinafter set forth; and

         NOW, THEREFORE, for and in consideration of the exchange of valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby covenant and agree as follows:

1. Sublessor does sublease to Sublessee and Sublessee does hereby sublease from Sublessor, the Premises described in Exhibit "A" attached hereto and made a part hereof for a term commencing on August 1, 1998 and terminating on December 31, 1999 (the "Sublease Term").

2. Sublessee covenants and agrees to pay directly to Sub-Landlord without demand, deduction, or set off, a monthly rental of $2,778.32 on the first day of each calendar month during the term of Sublease.

3. Sublessee covenants and agrees to undertake and perform all of the obligations, terms, conditions, and responsibilities of Sublessor under the Lease with respect to the Premises.

4. Sublessor shall be, and hereby agrees to be, responsible for all acts or omissions of Sublessee; the within Sublease shall in no way release Sublessor from any of its duties, obligations, or liabilities under the Lease.

5. The obligations and responsibilities herein shall be binding upon and the rights and benefits shall inure to the parties hereto and their respective successors and assigns.

6. It is expressly agreed Sublessor and Sublessee that there is no verbal understanding or agreement which in any way changes the terms, covenants, and conditions herein set forth, and that no modification of this Sublease and no waiver of any of its terms and conditions shall be effective unless made in writing and duly executed by the parties hereto.

7. If any provision of this Sublease or the application thereof to any person or circumstance shall to any extent be invalid, the remainder of this Sublease or the application of such provisions to persons or circumstances other than those as to which it is held invalid shall not be affected therein and each provision of this Sublease shall be valid and enforced to the fullest extent, permitted by law.

8.       The address of Sublessor is:

         1775 Corporate Drive
         Suite 140
         Norcross, GA  30093

         The address of Sublessee is:

         3010-E Business Park Drive
         Norcross, GA  30071

9.       Special Stipulations:

         A. Operating Costs. If the Overlease requires Sublessor to pay to Lessor all or a portion of the expenses of operating the building and/or project of which the Premises are a part ("Operating Costs"), including but not limited to taxes, utilities, or insurance, then Sublessee shall pay to Sublessor as additional rent one hundred percent (100%) of the amounts payable by Sublessor for Operating Costs incurred during the Term. Such additional rent shall be payable as and when Operating Costs are payable by Sublessor to Overlandlord. If the Overlease provides for the payment by Sublessor of Operating Costs on the basis of an estimate thereof, then as and when adjustments between estimated and actual Operating Costs are made under the Overlease, the obligations of Sublessor and Sublessee hereunder shall be adjusted in a like manner, and if any such adjustment shall occur after the expiration or earlier termination of the term of this sublease Agreement, then the obligations of Sublessor and sublessee under this Section shall survive such expiration or termination. Sublessor shall, upon request by Sublessee, furnish Sublessee with copies of all statements submitted by Overlandlord of actual or estimated Operating Costs during the term.

         B. Rental. Rental under this Sublease shall increase January 1, 1999 to $2,861.40 per month.

         IN WITNESS WHEREOF, the parties hereto have caused this Sublease to be duly executed by their proper offices as of the day and year first above written.

Signed, sealed, and delivered in            SUBLESSOR:
the presence of:


         [illegible]                        By:           [illegible]
------------------------------------          ----------------------------------
Witness



Signed, sealed, and delivered in            SUBLESSEE:
the presence of:


/s/  Peggy Fidler                           By:/s/ Stephen B. Brannon
------------------------------------          ----------------------------------
Witness

                         LANDLORD'S CONSENT TO SUBLEASE


Glenborough Properties, L.P., successor in interest to T. Rowe Price Realty Income Fund I, hereby consents to this Sublease dated July 24, 1998, between Stricor, Inc., as Sublessor, and Stupid PC, Inc., as Sublessee, without waiver of any restriction in the Lease concerning further assignment or subletting and without waiver of any of its rights in the Lease as to Stricor, Inc.


GLENBOROUGH PROPERTIES, L.P.,
A California limited partnership


By:      Glenborough Realty Trust Incorporated,
         a Maryland corporation
         Its General Partner

         By:            [illegible]
           ----------------------------------------
         Its:   Senior Vice President
             --------------------------------------
              Commercial Property Management

                                   EXHIBIT "A"
                                                                UPDATED 12/18/96
                                                                          FUND I

                                 LEASE AGREEMENT

         THIS LEASE MADE this 19th day of December, 1996, by and between T. ROWE PRICE REALTY INCOME FUND I, A NO-LOAD LIMITED PARTNERSHIP, a Maryland limited partnership ("LESSOR"), by LA SALLE ADVISORS LIMITED, as agent for LESSOR, and Stricor, Inc., a Georgia corporation ("Lessee").

                                   WITNESSETH:

1.       PREMISES

         LESSOR, for and in consideration of the rents, covenants, agreements and stipulations hereinafter mentioned, reserved, and contained, to be kept, paid, and performed by LESSEE, has leased and rented, and by these presents does lease and rent unto LESSEE, and LESSEE hereby agrees to lease and take upon the term and conditions hereinafter set forth, approximately 5,179 square feet of office and warehouse space in a building (the "Building") on property of LESSOR known as 3010 Business Park Drive, Suite E, Norcross, Georgia (hereinafter referred to as the "Premises"), which Premises is more particularly depicted on the floor plan hereto attached, marked "Exhibit A" and made a part hereof; and subject to Rules and Regulations hereto attached, marked "Exhibit B" and made a part hereof; and subject to Improvements hereto attached, marked "Exhibit C" and made a part hereof; and subject to the Guaranty of Lease attached hereto, marked "Exhibit D" and made a part hereof by this reference and subject to Special Stipulations attached, marked "Exhibit E" and made a part hereof.

2.       RENTAL

         (a) Lessee shall pay to LESSOR at 3050 Business Park Drive, Suite E, Norcross, GA 30071, or to such other address as LESSOR may from time to time designate by written notice to LESSEE, promptly on the first (1st) day of each month, in advance, during the term of this Lease, in lawful money of the United States of America, without offset or deduction, a monthly rental as follows:

    (a) From January 1, 1997, through December 31, 1997, Two Thousand Six Hundred Ninety-seven and 40/100ths Dollars ($2,697.40) per month;

    (b) From January 1, 1998, through December 31, 1998, Two Thousand Seven Hundred Seventy-eight and 32/100ths Dollars ($2,778.32) per month; and

    (c) From January 1, 1999, through December 31, 1999, Two Thousand Eight Hundred Sixty-one and 67/100ths Dollars ($2,861.67) per month;

         (b) LESSEE shall, as additional rental, also pay to LESSOR LESSEE's pro rata share of (i) amount by which the ad valorem taxes and other taxes levied or assessed by any municipality, county, or other governmental agency against the property in which the Premises are located or against the rental paid to LESSOR or against the income and other revenues derived by LESSOR hereunder (excepting any federal, state or local income taxes) (hereinafter, the "Taxes") exceeds the Taxes paid in 1997 (the "Base Year"); (ii) the amount of any increase in the insurance premiums for fire and extended coverage and for public liability on the property in which the Premises are located over the insurance premiums paid during the Base Year regardless of the reason for such increase; and (iii) the cost to LESSOR of the common area maintenance related to the property in which the Premises are located. LESSOR will promptly notify LESSEE of the total taxes, insurance premiums, or common area maintenance charges each year as determined (which billing of common maintenance charges shall be made to LESSEE monthly). LESSOR will attach to first said billing, if applicable, a copy of the tax or special assessment bill or a copy of the insurance invoice related thereto and shall specify LESSEE's prorata share of the amount thereof. LESSEE's prorata share shall be based upon the ratio of the square footage of the Premises to the total square footage of leasable space in the entire park in which the Premises are located, which is 157,153 square feet. LESSEE shall pay the sum so specified to LESSOR within fifteen (15) days following the date of LESSOR's written notice. If any portion of the term of this Lease does not coincide with the period for which the taxes are assessed or the insurance is rated or the common area maintenance costs are incurred, the amount otherwise due from LESSEE shall be prorated according to the number of months during which LESSEE is in possession of the Premises. The provisions hereof shall survive the termination of the Lease or any extension or renewal thereof. As used herein, common area maintenance costs include, but are not limited to, costs and expenses for the following: gardening and landscaping; utilities, water and sewage charges; maintenance of signs (other than tenants' signs); premiums for liability, property damage, fire and other types of casualty insurance on common areas and worker's compensation insurance; all property taxes and assessments levied on or attributable to common areas and all common area improvements; all personal property taxes levied on or attributable to personal property used in connection with the common areas; fees for required licenses and permits; repairing, resurfacing, repaving, maintaining, painting, lighting, cleaning, refuse removal, security and similar items; and a reasonable allowance to LESSOR for LESSOR's supervision of common areas (not to exceed five percent (5%) of the gross rents of the park in which the Premises are located for the calendar year). LESSOR may cause any or all of such services to be provided by third parties and the cost of such services shall be included in common areas costs. Common area costs shall not include depreciation of real property which forms part of the common areas.

         (c) Landlord acknowledges receipt, subject to collection, of the security deposit of Two Thousand Six Hundred Ninety-seven and 40/100ths Dollars ($2,697.40) and receipt of the first month's rent of Two Thousand Six Hundred Ninety-seven and 40/100ths Dollars ($2,697.40) and first month's additional charges of Three Hundred Nineteen and 37/100ths Dollars ($319.37), totaling Five Thousand Seven Hundred Fourteen and 17/100ths Dollars ($5,714.17) which is paid to Landlord. These monies shall be deposited in Landlord's rental escrow account within five (5) banking days of final execution of this agreement by all parties and disbursed upon occupancy in accordance with the terms of this Lease.

3.       TERM

         The term of this Lease shall be for thirty-six (36) months and shall commence January 1, 1997, and shall expire December 31, 1999. LESSEE hereby acknowledges and confirms that LESSEE shall accept the Premises in "as-is" condition as of the date of commencement of the term of this Lease except for punch list items.

4.       REPAIRS BY LESSOR

         During the term of this Lease, LESSOR shall maintain the foundation, roof and exterior walls (exclusive of all glass and exterior doors), except for repairs rendered necessary by the gross negligent or willful acts of LESSEE, LESSEE's agents, employees and invitees. LESSOR shall keep in good order and repair the paved parking areas and paved driveways to include truck court. LESSOR shall maintain all landscaped areas. LESSOR shall be under no obligation to inspect the Premises and LESSEE shall promptly report to LESSOR in writing any defective condition known to LESSEE which LESSOR is required under this paragraph to repair. Failure by LESSEE to so report such condition shall make LESSEE responsible to LESSOR for any liability arising out of such condition.

5.       REPAIRS BY LESSEE

         LESSEE shall maintain, repair, and/or replace components as needed and keep in clean and good working order the electrical and interior plumbing fixtures, the electrical switches and receptacles, the commode and basins, the heating and air conditioning units, including thermostatic controls and filters and the sprinkler system. LESSEE shall maintain and repair to match all masonry, truck door and drainage downspouts damaged by LESSEE, LESSEE's agents, employees or invitees. LESSEE shall make all other repairs and perform all other maintenance which may be necessary to keep the Premises in clean and good working order other than those hereinabove set forth as the responsibility of LESSOR. It shall be the Landlord's responsibility to have the HVAC, electrical, lighting fixtures and plumbing fixtures in satisfactory working condition at the beginning of the lease term, and for ninety (90) days thereafter it shall be the Landlord's responsibility to keep it in good working order. After the ninety
(90) day period it becomes Tenant's full and complete responsibility per the terms of this lease. LESSEE, at its sole cost and expense, shall enter into a regularly scheduled preventive maintenance/service contract with a maintenance contractor for servicing all hot water, heating and air conditioning systems and equipment within the Premises. LESSEE shall provide a certificate of coverage to LESSOR. The service contract must include all services suggested by the equipment manufacturer in its operations/maintenance manual and an executed copy of such contract must be provided to LESSOR prior to the date LESSEE takes possession of the Premises. The effective date of the service contract would be 90 days from the lease commencement date. If any repairs or maintenance described in this Paragraph 5 is not undertaken, LESSOR shall have the right (but not the obligation) to coordinate all repairs and maintenance and all costs so incurred by LESSOR shall be added to the rental of the Premises and be immediately due and payable by LESSEE to LESSOR.

6.       UTILITY BILLS

         LESSEE shall pay all utility bills incurred by it, including gas, electricity, fuel, light, heat and power bills for the Premises. If LESSEE does not pay the same, LESSOR may (but shall not be obligated to) pay the same and such payment shall be added to the rental of the Premises and be immediately due and payable by LESSEE to LESSOR.

7.       USE OF PREMISES; ALTERATIONS

         (a) The Premises shall be used for office and warehouse purposes only. LESSEE will permit no liens to attach or exist against the Premises, nor commit any waste. The Premises shall not be used for any illegal purposes, nor in any manner to create any nuisance or trespass, nor in any way which would violate any law, ordinance, or subdivision restrictions affecting the Premises, nor in any manner which would cause cancellation of, prevent the use of, or increase the rate of the standard form of fire and extended coverage insurance policy to be carried by LESSOR. LESSEE shall use the Premises only in full compliance with all ordinances, statutes, rules and regulations of any applicable governmental authorities, Board of Fire Underwriters, LESSOR or any other entity having jurisdiction over the Premises. LESSEE, at LESSEE's expense, shall comply with all laws, rules, orders, ordinances, directions, regulations and requirements of federal, state, county and municipal authorities, and all rules and requirements of the Board of Fire Underwriters, pertaining to LESSEE's use of the Premises and with the recorded covenants, conditions and restrictions, if any, now or hereafter affecting the Premises, regardless of when they become effective, including, without limitation, all applicable federal, state and local laws, regulations and ordinances pertaining to air and water quality, Hazardous Material (as hereinafter defined), waste disposal, air emissions and other environmental matters, all zoning and other land use matters, and with any direction of any public officer or officers, pursuant to law, which shall impose duty upon LESSOR or LESSEE with respect to the use or occupation of the Premises. To the extent that any of such ordinances, statutes, rules or regulations require repairs, alterations, changes or additions are necessitated by the manner or nature of LESSEE's specific use of the Premises, all such repairs, alterations, changes or additions shall be made, subject to the terms hereof, at the sole expense of

LESSEE. LESSEE shall use the Premises only in full compliance with those certain Rules and Regulations attached hereto as Exhibit B and made a part hereof (LESSEE hereby agrees to comply in full with such Rules and Regulations and any and all reasonable modifications thereof or amendments thereto with respect to which LESSOR notifies LESSEE, which are applied on a non-discriminatory basis to all tenants in the area in which the Premises are located, and which will not unreasonably interfere with LESSEE's use of the Premises as herein provided).

         (b) LESSEE shall make no alterations or modifications of the exterior or interior of the Premises without the prior written consent of LESSOR, which shall not be unreasonably withheld or delayed. LESSEE's request for consent shall be in writing and accompanied by plans and specifications describing the proposed alterations or modifications. LESSEE shall fully comply with all applicable governmental laws, ordinances, regulations and other requirements with respect to any such alterations. All such alterations shall be accomplished in a first-class workmanlike manner using first-quality materials in connection therewith. All such alterations erected by LESSEE shall be and remain the property of LESSEE during the term of this Lease, and LESSEE shall, unless LESSOR otherwise elects, remove all such alterations erected by LESSEE and restore the Premises to their original conditions by the expiration date of this Lease or upon the earlier termination of the Lease; provided, however, that if LESSOR elects prior to such expiration date or earlier termination of this Lease, such alterations shall become the property of LESSOR as of the expiration date or earlier termination of this Lease and shall be delivered up to LESSOR with the Premises. All shelves, bins, machinery, movable partitions and trade fixtures installed by LESSEE shall be removed by LESSEE prior to the expiration date or earlier termination of this Lease if required by LESSOR; upon any such removal, LESSEE shall restore the Premises to their original condition.

8.       INSURANCE, INDEMNITY AND LIABILITY

         (a) LESSOR shall procure and, at all times during the term of this Lease, maintain in full force and effect for the benefit of LESSOR and any mortgagee of LESSOR or other holder of any deed to secure debt, mortgage or similar security instrument encumbering the Premises (herein such security instruments are referred to individually as a "Deed to Secure Debt" and the holder thereof is sometimes referred to as a "mortgagee"), as their interest may appear, the following kinds of insurance on the Building and other improvements of which the Premises are a part, in the full amount of their replacement value: property insurance written on an "all-risk" basis inclusive of the perils commonly associated with the fire and extended coverage policy endorsements and rental insurance covering interruption in the payment of rents by reason of any insured casualty for a period of one year.

         (b) LESSEE, at LESSEE's sole cost and expense, shall obtain and maintain for the entire term of this Lease insurance policies providing the following coverage: (1) property insurance covering LESSEE's fixtures, equipment, furnishings, inventory, merchandise, improvements and betterments, and other contents in the Premises, for the full replacement value of said items; such coverage shall be written on an "all-risk" basis inclusive of the perils commonly associated with the fire and extended coverage policy endorsements; (ii) business interruption insurance with a minimum limit equal to LESSEE's annual rental expense; (iii) commercial general liability insurance including contractual liability insurance covering LESSEE's obligations under subparagraph 8(e) hereinbelow, with limits equal to or greater than One Million and No/100 dollars ($1,000,000) per occurrence and in the aggregate for property damage, personal injuries or bodily injury or death of persons occurring in or about the Premises; LESSEE shall include T. Rowe Price Realty Income Fund 1, a No-Load Limited Partnership, LaSalle Advisors Limited, LaSalle Partners Management Limited, and any other entity which LESSOR may reasonably designate, including the holder of any Deed to Secure Debt covering the Premises, as additional insured on all such liability policies; (iv) workers' compensation insurance with limits as statutorily defined in the State of Georgia; (v) employer's liability insurance with limits not less than $100,000 for each accident, $500,000 for each disease - policy limit, and $100,000 each disease - each employee; and (vi) automobile liability insurance with a combined single limit of not less than $1,000,000 for each accident/person. All such policies shall (i) be acceptable to LESSOR in form and content and licensed to do business in the State of Georgia; (ii) contain an express waiver of any right of subrogation by the insurance company against LESSOR, LESSOR's agents and employees, and LESSOR's mortgagees and ground lessors; (iii) contain a provision that it shall not be canceled, materially changed, or not renewed unless LESSOR has received at least thirty (30) days prior written notice of such cancellation, material change or non-renewal; and (iv) LESSEE shall deliver to LESSOR certificates of insurance evidencing the coverage required hereunder, together with evidence of payment of premiums thereon, upon commencement of the term of this Lease and upon each renewal and/or modification of said insurance.

         (c) LESSEE shall not do, nor permit to be done, any act or omission which will invalidate or be in conflict with the casualty policy covering the Premises or any other insurance referred to in this Lease. If the acts or omissions of LESSEE or its employees or agents, or LESSEE's particular use of the Premises, shall increase the rate of insurance, such increases shall be immediately paid by LESSEE as additional rent.

         (d) LESSOR and LESSEE each hereby waives any claim which may arise in its favor against the other party hereto arising out of this Lease (or any renewal or extension thereof), for any loss or damage to any of its property located within, upon, or constituting a part of the Premises. LESSOR and LESSEE each agree to have its own insurance company properly endorse the fire and extended coverage insurance policies for the Premises, or anything located therein (i) to waive any subrogation claims against the other party, and (ii) to prevent the invalidation of said insurance coverage by reason of this mutual waiver.

         (e) LESSEE indemnifies and shall hold LESSOR, T. Rowe Price Income Fund I, a No-Load Limited Partnership, LaSalle Advisors Limited, LaSalle Partners Management Limited, and their respective affiliates, partners, representatives, directors, trustees, officers, employees, lenders, successors and assigns (collectively, the "Affiliates") harmless from and defend LESSOR, and the Affiliates from and against any and all liability, loss, damage, costs, expenses (including court costs and attorneys' fees), claim, demand and cause of action, at law or in equity, for any injury or death to any person or damage to any property whatsoever:

         (i) either (1) occurring in, on, or about the Premises, or (2) occurring in, on, or about any facilities the use of which LESSEE may have in conjunction with other tenants of the Building or park in which the Premises are located, when such injury, death or damage shall be caused in part or in whole by the willful or negligent acts or omissions of LESSEE, its agents, employees, contractors, invitees, tenants, successors or assignees;

         (ii) arising from any work or thing whatsoever done by or benefitting LESSEE in or about the Premises or from transactions of LESSEE concerning the Premises or from the occupancy or use of the Premises by LESSEE;

         (iii) arising from any breach or default on the part of LESSEE in the performance of any covenant or agreement on the part of LESSEE to be performed pursuant to the terms of this Lease; or

         (iv) Otherwise arising from any act or neglect of LESSEE, or any of its agents, employees, contractors, invitees, tenants, successors or assignees;

         Furthermore, in case any action or proceeding be brought against LESSEE, T. Rowe Price Income Fund I, a No-Load Limited Partnership, LaSalle Advisors Limited, LaSalle Partners Management Limited, or any of the Affiliates by reason of any such claims or liability, LESSEE agrees to cause such action or proceeding to be defended at LESSEE's sole expense by counsel reasonably satisfactory to LESSOR. The provisions of this Lease with respect to any claims or liability occurring or caused prior to any expiration or termination of this Lease shall survive the expiration or termination of this Lease.

         (f) Except with respect to any damages resulting from the gross negligence or willful misconduct of LESSOR, its agents, or employees, LESSOR shall not be liable to LESSEE, its agents, employees, customers or guests for any damages, losses, liability, compensation, claims or causes of actions whatsoever.

9.       DESTRUCTION OF OR DAMAGE TO PREMISES

         (a) If the Premises are totally destroyed by storm, fire, lightning, earthquake or any other casualty, this Lease shall terminate as of the date of such destruction, and rental shall be accounted for as between LESSOR and LESSEE as of that date.

         (b) If the Premises, to include all truck courts and parking areas, are partially destroyed by any of the casualties described hereinabove, LESSOR shall notify LESSEE in writing whether the damage to the Premises is so extensive that the same cannot be reasonably repaired and restored within six (6) months' time from the date of such casualty. If LESSOR shall notify LESSEE that such damage cannot be reasonably repaired within six (6) months' time, then, within fourteen
(14) calendar days of LESSEE's receipt of such notice, LESSOR and LESSEE shall each have the right to terminate this Lease as of the thirtieth (30th) calendar day following delivery to the other party of written notice of such termination. If either LESSOR or LESSEE shall so terminate the Lease, then rental shall be paid up to the date of such termination.

         (c) If neither LESSOR nor LESSEE shall so terminate this Lease or if LESSOR shall notify LESSEE that the damage can be reasonably repaired within six
(6) months' time, then rental shall abate in such proportion (based upon the square footage) as use of the Premises has been destroyed, and LESSOR shall restore the Premises to substantially the same condition as before the occurrence of such casualty as speedily as practicable, whereupon full rental shall recommence. LESSEE shall pay to LESSOR the "deductible amount" (if any) under LESSOR's insurance policies and, if the damage was due to an act or omission of LESSEE, its employees, agents, contractors or invitees, LESSEE shall pay to LESSOR the difference between the actual costs of. repair and any insurance proceeds received by LESSOR.

         (d) In no event shall LESSOR have any liability to LESSEE with respect to damage to LESSEE's property or fixtures.


10.      CONDEMNATION

         (a) If the whole of the Premises, or such substantial portion thereof, to include all truck courts and parking areas, as will make the Premises unusable for the purposes herein leased, be condemned by any legally constituted authority for any public use or purpose, then this Lease shall terminate as of the time when possession thereof is taken by public authorities, and rental shall be accounted for between LESSOR and LESSEE as of that date. In the event the portion condemned is such that the remaining portion can, after restoration and repair, be made usable for LESSEE's purposes, then this Lease shall not terminate; however, the rent shall be reduced proportionately to the amount (based upon square footage) of the Premises taken. In such event, LESSOR shall make any necessary repairs as soon as they can be reasonably accomplished. Any termination or obligation to repair, however, shall be without prejudice to the rights of either LESSOR or LESSEE, or both, to recover from the condemnor compensation and damages caused by such condemnation. LESSOR and LESSEE acknowledge that LESSEE shall have the right to apply for and collect the value of its trade fixtures and special equipment installed by it in the Premises and any other compensable damages resulting from such condemnation not affecting LESSOR's settlement with the condemning authority; provided, however, that LESSEE shall have no claim against LESSOR or against the condemnor for the value of any unexpired portion of the term of this Lease or otherwise. Neither the LESSEE nor the LESSOR shall have any rights in any award made to the other by any condemnation authority.

11.      ASSIGNMENT AND SUBLETTING

         LESSEE shall not, without the prior written consent of LESSOR, which consent shall not be unreasonably withheld or delayed, assign this Lease or any interest hereunder, or sublet the Premises or any part thereof, or permit the use of the Premises by any party other than LESSEE; provided, however, it shall not be unreasonable for LESSOR to withhold its consent to any proposed assignment, sublease, or other transfer if a proposed transferee's anticipated use of the Premises involves the generation, storage, use, treatment or disposal of any Hazardous Material, or if the proposed transferee is an existing, tenant at the park in which the Premises is located. If LESSEE is a corporation, partnership, joint venture or other entity, any transfer, sale or other disposition of the stock or interest of LESSEE which may or does cause a change in control of LESSEE shall be deemed an assignment of this Lease; provided, however, that if the stock of any such corporation is regularly traded on any recognized securities market, the transfer of such stock shall not be subject to the terms hereof. LESSOR shall have the right (but not the obligation), if it does not consent to the proposed assignment or sublease submitted by LESSEE, to terminate this Lease by written notice to LESSEE, which termination shall take effect ninety (90) days after LESSOR has so notified LESSEE; notwithstanding the foregoing, in the event LESSOR so notifies LESSEE that LESSOR does not consent to any such proposed assignment or sublease submitted by LESSEE, then in such event LESSEE shall have the right by written notice delivered to LESSOR within ten (10) calendar days of the date of delivery of such written notice from LESSOR to LESSEE to withdraw such proposed assignment or sublease and to verify that this Lease shall remain in full force and effect in accordance with its terms without any such proposed assignment or sublease, in which event LESSOR's notice of termination shall be null and void and of no force or effect. Consent to any assignment or sublease shall not destroy this provision and all later assignments or subleases shall be made likewise only on the prior written consent of LESSOR (on the same basis as aforesaid) and subject to LESSOR's right to terminate. Each assignee of LESSEE shall become directly liable to LESSOR for all obligations of LESSEE hereunder. No sublease or assignment by LESSEE shall relieve LESSEE of any liability hereunder. To the extent LESSEE receives rents or other payments from any such sublessee or assignee in excess of the rental payable to LESSOR hereunder, LESSEE shall immediately pay such excess amount to LESSOR as additional rent hereunder, and LESSEE shall and does hereby authorize LESSOR directly to collect any and all such sums from such assignee or sublessee, as the case may be.

12.      SUBSTITUTION OF PREMISES

         LESSOR shall have the right, at its sole option and upon giving at least forty-five (45) days' prior written notice to LESSEE, to relocate LESSEE at any time during the term of this Lease to substitute space within the park in which the Premises is located approximately similar to the Premises in terms of size and amenities and at such time, LESSEE shall execute such reasonable amendments and documents necessary to evidence such substitution of the Premises. LESSOR shall pay all reasonable moving expenses of LESSEE incidental to such substitution of premises.

13.      REMOVAL OF FIXTURES

         LESSEE may, if not in default hereunder, and shall, if so requested by LESSOR, prior to the expiration of this Lease, or any extension thereof, remove all fixtures and equipment which it has placed in the Premises, provided LESSEE repairs all damage to the Premises caused by such removal. If LESSEE is in default hereunder, LESSEE shall not, unless requested by LESSOR, remove the fixtures and equipment which it has placed in the Premises.

14.      DEFAULT BY LESSEE

         (a) If LESSEE shall default in the payment of rent and other sums and charges herein reserved, when due, and shall fail to make such payment within ten (10) calendar days after the due date thereof,

         (b) if LESSEE is adjudicated bankrupt;

         (c) if LESSEE shall file a petition in bankruptcy under any section or provision of the bankruptcy law;

         (d) if any involuntary petition in bankruptcy shall be filed against LESSEE, and same not be withdrawn or dismissed within sixty (60) days from the filing thereof,

         (e) if a receiver or trustee shall be appointed for LESSEE's property and the order appointing such receiver or trustee shall remain in force for thirty (30) days after the entry of such order;

         (f) if, whether voluntarily or involuntarily, LESSEE shall take advantage of any debtor relief proceedings under any present or future law, whereby the rent or any part thereof is, or is proposed to be, reduced or payment thereof deferred;

         (g) if LESSEE shall make an assignment for benefit of creditors;

         (h) if LESSEE's effects shall be levied upon or attached under process against LESSEE, and such levy or attachment not be satisfied or dissolved within thirty (30) days after such levy or attachment;

         (i) if LESSEE shall vacate or abandon the Premises unless Tenant is not in default in the payment of rent or other charges, terms on conditions of the Lease; or

         (j) if LESSEE shall default under any other covenant, agreement, or condition to be performed or kept by the LESSEE under the terms and provisions of this Lease and shall fail to cure such default within thirty (30) calendar days of the date of written notice from LESSOR to LESSEE, then and in any such event LESSOR shall have the right, at the option of LESSOR, then or at any time thereafter while any such default shall continue, to elect to do any one or more of the following:

         (1) to cure such default or defaults at the expense of LESSEE and without prejudice to any other remedies which it might otherwise have, any payment made or expenses incurred by LESSOR in curing such default with interest thereon at the Default Rate (as defined below) to be and become additional rent to be paid by LESSEE with the next installment of rent falling due thereafter; or

         (2) re-enter the Premises by force or otherwise, without notice, and dispossess LESSEE and anyone claiming under LESSEE, by summary proceedings or otherwise, and remove their effects, and take complete possession of the Premises. In such re-entry LESSOR may, with or without process of law, remove all persons from the Premises, and in such event, LESSEE hereby covenants, for itself and all others occupying the Premises under LESSEE, to peacefully yield up and surrender the Premises to the LESSOR. Either before or after such reentering, dispossessing, removing and taking possession, LESSOR may:

                  (i) declare this Lease forfeited and the term ended whereupon LESSOR shall be entitled to recover from LESSEE the rental and all other sums due and owing by LESSEE up to the date of termination, plus the costs of curing all of LESSEE's defaults existing at or prior to the date of termination, plus the unamortized costs of any tenant improvements made to the Premises in connection with this Lease, plus the amount of any brokerage commission paid in advance (based on projected rentals) representing payment for the period following such default, plus liquidated damages for failure of LESSEE to observe and perform the covenants of this Lease equal to the deficiency, if any, between LESSEE's Rental (and all other charges that otherwise would have become due hereunder) and the rental (less LESSOR's costs and expenses including brokers' commissions related thereto) obtained by LESSOR for the balance of the term remaining under this Lease from any reletting of the Premises. In the event of termination of this Lease, LESSEE waives any and all rights to redeem the Premises given by any statute now in effect or hereafter enacted. No receipt of money by LESSOR from LESSEE after the termination of this Lease or after service of any notice or after the commencement of any suit or after final judgment for possession of the Premises shall reinstate, continue or extend the term of this Lease or affect any such termination, notice, suit or judgment; or

                  (ii) declare this Lease forfeited and the term ended and declare the entire amount of rental and all other sums which would have otherwise become due and payable during the remainder of the term of this Lease, plus the unamortized costs of any tenant improvements made to the Premises in connection with this Lease, plus the amount of any brokerage commission paid in advance (based on projected rentals) representing payment for the period following such default, to be due and payable immediately, in which event LESSEE agrees to pay the same at once, together with all rental and other sums theretofore due and payable; provided, however, that such payment shall not constitute a penalty or forfeiture or liquidated damages, but shall merely constitute payment in advance of the rental for the remainder for the said term. Upon making such payment, LESSEE shall from time to time receive from LESSOR on account of the Premises during the term of this Lease, after deducting from gross receipts any and all of LESSOR's costs and expenses, including brokers' commissions related thereto, the excess of such gross receipts (after deduction of such costs and expenses) over the rentals otherwise due and payable hereunder; provided, however, that the monies to which LESSEE shall so become entitled shall in no event exceed the entire amount payable by LESSEE to LESSOR hereunder; or

                  (iii) continue this Lease in full force and effect, but with the right at any time thereafter to elect Option (1) immediately hereinabove, whereupon LESSOR shall use its reasonable efforts to rent the Premises on the best terms available for the remainder of the term hereof, or for such longer or shorter periods as LESSOR shall deem advisable. LESSEE acknowledges that LESSOR shall have no obligation to rent the Premises prior to LESSOR's renting any other available space owned by LESSOR in the park in which the Premises are located. LESSEE shall remain liable for payment of all rentals and other charges and costs imposed on LESSEE herein, in the amounts, at the times and upon the conditions as herein provided, but LESSOR shall credit against such liability of LESSEE all amounts received by LESSOR from such reletting after first reimbursing itself for all costs incurred in curing LESSEE's defaults, preparing and refinishing the Premises for reletting, and reletting the Premises.

         If this Lease provides for a postponement of any monthly rental payments, a period of "free" rent or other rent concession (herein referred to as "Abated Rent"), LESSEE shall be credited with having paid all of the Abated Rent on the expiration of the term of this Lease only if LESSEE has fully, faithfully and punctually performed all of LESSEE's obligations hereunder, including the payment of all other rent and additional rent and the surrender of the Premises in the physical condition required by this Lease. If a default shall occur hereunder and be continuing beyond any applicable notice and cure period, the Abated Rent shall immediately become due and payable in full and this Lease shall be enforced as if there were no such rent abatement or other rent concession. In such case, Abated Rent shall be calculated based on the full initial rent payable under this Lease. No right or remedy granted to LESSOR herein is intended to be exclusive of any other right or remedy, and each and every right and remedy herein provided shall be cumulative and in addition to any other right or remedy hereunder, or now or hereafter existing at law or in equity or by statute. In the event of termination of this Lease, LESSEE waives any and all rights to redeem the Premises either given by any statute now in effect or hereafter enacted.

         In the event LESSEE fails to pay any installment of rent hereunder within ten (10) calendar days after written notice that such installment is due, to help defray the additional cost to LESSOR for processing such late payments, LESSEE shall pay to LESSOR on demand a late charge in an amount equal to interest accrued on such installment at a rate of two (2%) percent per annum. above the prime rate of Trust Company Bank, Atlanta, Georgia (the "Default Rate") from the date such installment was due through the date of payment thereof. The provision for such late charge shall be in addition to all of LESSOR's other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting LESSOR's remedies in any manner.

         No receipt of money by LESSOR from LESSEE after the termination of this Lease or after service of any notice or after the commencement of any suit or after final judgment for possession of' the Premises shall reinstate, continue or extend the term of this Lease or affect any such termination, notice, suit or judgment.

15.      RE-ENTRY BY LESSOR

         No re-entry by LESSOR or any action brought by LESSOR to oust LESSEE from the Premises shall operate to terminate this Lease unless LESSOR shall give written notice of termination to LESSEE, in which event LESSEE's liability shall be as above provided.

16.      EXTERIOR SIGNS

         LESSEE, with LESSOR's approval, is hereby given permission to erect its customary sign used to identify its company on the exterior walls of the Premises, provided any such sign shall conform to all laws, ordinances and regulations pertaining thereto, and provided further that LESSEE shall be responsible for any damage to the Building occasioned by the installation and/or removal of such sign. LESSEE shall place no sign upon the roof of the Premises nor shall LESSEE allow such signs as are permitted hereunder to be attached to any part of the roof, including the flashing of the Premises. LESSEE shall remove such sign upon the termination of this Lease and repair all damages to the Premises caused by such removal. During the term of this Lease, LESSEE shall, at LESSEE's expense maintain such sign in such a manner as not to detract from the overall appearance of the Building and in conformance with standards associated with a first-class office and warehouse facility.

17.      AMERICANS WITH DISABILITIES ACT

         LESSEE agrees, at its sole cost and expense, to promptly comply with all requirements of the Americans with Disabilities Act of 1990, 42 U.S.C. ss. 12101 et seq., as amended from time to time (the "Act"), and to promptly furnish to LESSOR copies of all notices received by LESSEE from time to time regarding compliance with the Act from any person whatsoever, including, without limitation, disabled persons, governmental agencies or federal or state courts.

18.      LESSOR'S LIEN

         In addition to any statutory lien for rent in LESSOR's favor, LESSOR shall have and LESSEE hereby grants to LESSOR a continuing security interest for all rentals and other sums of money becoming due hereunder from LESSEE, upon all goods, wares, equipment, fixtures, furniture, inventory, accounts, contract rights, chattel paper and other personal property of LESSEE situated on the Premises, and such property shall not be removed therefrom without the consent of LESSOR until all arrearages in rent as well as any and all other sums of money then due to LESSOR hereunder all first have been paid and discharged. In the event of a default under this Lease, LESSOR shall have, in addition to any other remedies provided herein or by law, all rights and remedies under the Uniform Commercial Code of the State of Georgia. LESSEE hereby agrees to execute such financing statements and other instruments necessary or desirable in LESSOR's discretion to perfect the security interest hereby created.

19.      ENTRY FOR CARDING

         LESSOR may card the Premises "For Rent" or "For Sale" one hundred eighty (180) days before the termination of this Lease. At any time during the term of the Lease, LESSOR may enter the Premises at reasonable hours to exhibit same to prospective purchasers or tenants, and to make repairs required of LESSOR under the terms hereof, or to make repairs to LESSOR's adjoining property, if any.

20.      EFFECT OF TERMINATION OF LEASE

         No termination of this Lease prior to the normal ending thereof, by lapse of time or otherwise, shall affect LESSOR's right to collect rent for the period prior to termination hereof.

21.      NO ESTATE IN LAND

         This contract shall create the relationship of landlord and tenant between LESSOR and LESSEE; no estate shall pass out of LESSOR; LESSEE has only a usufruct, not subject to levy or sale, and not assignable by LESSEE except by LESSOR's consent.

22.      HOLDING OVER

         LESSEE shall pay to LESSOR the monthly Rent computed on a per month basis for each month or part thereof (without reduction for any such partial month) LESSEE retains possession of the Premises or any part thereof after the expiration of the Term, by lapse of time or otherwise, at double the amount the Rent then required by the terms hereof for the last monthly period prior to the date of such expiration and also pay all damages, direct or indirect, sustained by LESSOR by reason of such retention, or, if LESSOR gives notice in writing to LESSEE (and not otherwise), such holding over shall constitute renewal of this Lease at LESSOR's election for one (1) Year at either (i) two hundred percent (200%) of the then current Rent (including Additional Rent); or (ii) that amount set forth in a written notice from LESSOR to LESSEE prior to the holding over, but acceptance by LESSOR of Rent after such expiration shall not constitute a renewal or extension nor waive LESSOR'S right of re-entry or any other right of LESSOR.

23.      RIGHTS CUMULATIVE

         All rights, powers and privileges conferred hereunder upon the parties hereto shall be cumulative, but not restrictive to those given by law.

24.      NOTICES

         Any and all notices, elections, demands, requests, and responses thereto permitted or required to be given under this Lease shall be in writing, signed by or on behalf of the party giving the same, and shall be deemed to have been properly given or served and shall be effective, upon being personally delivered or upon being deposited in the United States Mail, postage prepaid, certified mail, return receipt requested, to the other party at the address of such other party set forth below or at such other address as such other party may designate by notice specifically designated as a notice of change of address and given in accordance herewith; provided, however, that the time period in which a response to any such notice, election, demand or request must be given shall commence on the date of receipt thereof, and provided further that no notice of change of address shall be effective until the date of receipt thereof. Personal delivery to a party or to any officer, partner, agent or employee of such party at said address shall constitute receipt. Rejection or other refusal to accept or inability to deliver because of changed address of which no notice has been received shall also constitute receipt. Any such notice, demand, or request shall be addressed as follows:


         (a) LESSOR: LaSalle Partners Management Limited, Suite E, 3050 Business Park Drive, Norcross, Georgia 30071, or to such other address as LESSOR may hereafter designate in writing to LESSEE. A copy of all such notices shall also be sent to: T. Rowe Price Income Fund I, a No-Load Limited Partnership, c/o La Salle Advisors Limited, 11 South LaSalle Street, Chicago, Illinois 60603,
Attention: Portfolio Manager.

         (b) LESSEE: 3010 Business Park Drive, Suite E, Norcross, GA 30071

         (c) The holder of any Deed to Secure Debt at such address as may be furnished to LESSEE by LESSOR.

25.      WAIVER OF RIGHTS

         No failure of LESSOR or LESSEE to exercise any power given LESSOR or LESSEE hereunder, or to insist upon strict compliance by LESSOR or LESSEE with its obligations hereunder, and no custom or practice of the parties at variance with the terms hereof shall constitute a waiver of LESSOR's or LESSEE's right to demand exact compliance with the terms hereof.

26.      STRIKES, WARS, OR ACTS OF GOD

         The time within which LESSOR or LESSEE is obligated hereunder to construct, repair, or perform any other act required under the terms of this Lease shall be extended and the performance excused when the delay is occasioned by strikes, threats of strikes, lockouts, war, threats of war, bombing, insurrection, invasion, acts of God, calamity, violent action of the elements, fire, action or regulation or any government agencies laws, or ordinances, impossibility of obtaining materials, and other things beyond the reasonable control of the obligated party.

27.      QUIET POSSESSION

         LESSOR warrants that LESSEE, on paying the monthly rental installments and other payments provided for hereby and on keeping, observing and performing all other terms, conditions and provisions herein contained on the part of the LESSEE to be kept, observed and performed, shall during the full Lease term, peaceably and quietly have, hold and enjoy the Premises for the full term of years in this Lease, subject to the terms, conditions and provisions hereof.

28.      TIME OF ESSENCE

         Time is of the essence of this Agreement.

29.      SURRENDER OF PREMISES

         At termination of this Lease, LESSEE shall surrender the Premises and keys thereof to LESSOR in the same condition as at commencement of term, normal wear and tear only excepted.

30.      DEFINITIONS

         "LESSOR" as used in this Lease shall include first parties, their heirs, representatives, assigns, and successor in title to the Premises. "LESSEE" shall include second parties, their heirs, representatives and successors, and if this Lease shall be validly assigned or sublet, shall include LESSEE's assignees or sublessees, as to the premises covered by such assignment or sublease. "LESSOR" and "LESSEE" include male and female, singular and plural, corporation, partnership, or individual, as may be appropriate for the particular parties.


31.      SUBORDINATION

         (a) This Lease and all of the rights of LESSEE hereunder are subject and subordinate at all times to any Deed to Secure Debt which may now or hereafter affect the real property of which the Premises form a part, and to all renewals, modifications, consolidations, replacements and extensions thereof. This clause shall be self-operative and no further instrument of subordination shall be required by any holder of a Deed to Secure Debt. In confirmation of such subordination, LESSEE shall execute promptly any certificate that LESSOR may reasonably request related thereto.

         (b) If LESSOR elects to have this Lease superior to any applicable Deed to Secure Debt and its election is signified in some recorded instrument, then this Lease shall be superior to such Deed to Secure Debt, notwithstanding any other provision hereof.

         (c) LESSEE agrees that if it sends any notice to LESSOR concerning LESSOR's obligations hereunder, LESSEE will also send a copy of any such notice to the holder of any Deed to Secure Debt (so long as LESSEE has been previously notified in writing of the name and address of such holder), and in the event any notice specifies some default on the part of LESSOR, LESSEE agrees to afford the holder of any Deed to Secure Debt a reasonable time to effect a cure of such default for and on behalf of LESSOR, if the LESSOR fails to cure the default. LESSEE agrees to execute such documents with respect thereto as may be reasonably required by such holder.

         (d) Within ten (10) days after request therefor by LESSOR, LESSEE agrees to execute and deliver in recordable form, an estoppel certificate to any holder of a Deed to Secure Debt or proposed mortgagee or proposed purchaser or to LESSOR or to such other party as LESSOR may request certifying (if such be the case) that this Lease is unmodified and in full force and effect (and if there has been modification, that the same is in full force and effect as modified and stating the modifications); that there are no defenses or offsets against the enforcement thereof or stating those claimed by LESSEE; and stating the date to which rentals and other sums due hereunder are paid. Such certificate shall also include such other information as may be required or requested by LESSOR or the addressee thereof. The failure by LESSEE to deliver any such certificate within 10 days after request therefor shall be deemed to constitute the certification by LESSEE that this Lease is in full force and effect and has not been modified except as may be represented by LESSOR, that there are no defenses or offsets against the enforcement thereof, and that LESSOR is in full and timely compliance with all of its obligations thereunder. If LESSEE fails to deliver such estoppel certificate within said 10 days, LESSEE shall and does hereby irrevocably appoint LESSOR as LESSEE's attorney in fact to execute and deliver such certificate.

         (e) LESSEE shall, in the event any proceedings are brought for the foreclosure of or in the event of the exercise of power of sale under any Deed to Secure Debt made by LESSOR covering the Premises, attorn to the purchaser at any such sale and recognize the purchaser as LESSOR hereunder.

32.      LESSOR'S LIABILITY

         (a) Upon the sale of the Premises by LESSOR, all obligations of LESSOR under this Lease, including but not limited to those specified in Paragraph 27 above, shall terminate.

         (b) Notwithstanding anything to the contrary contained in this Lease, LESSEE agrees and understands that LESSEE shall look solely to the estate and property of LESSOR in the building of which the Premises is part for the enforcement of any judgment (or other judicial decree) requiring the payment of money by LESSOR to LESSEE by reason of any default or breach by LESSOR in the performance of its obligations under this Lease, it being intended hereby that no other assets of LESSOR shall be subject to levy, execution, attachment or any other legal process for the enforcement or satisfaction of the remedies pursued by LESSEE in the event of such default of breach.

33.      EFFECT OF SUBMISSION

         Submission of this Lease for examination and consideration does not constitute a reservation of or option for the Premises. This instrument shall become effective as a Lease only upon the full execution and delivery of this instrument by both LESSOR and LESSEE.

34.      TAX ON RENTAL

         If at any time hereafter, any applicable governmental authority or agency shall assess against LESSOR a tax (other than income tax) on rental income and other revenues derived from leases, whether such tax be in replacement of real estate ad valorem taxes or otherwise, and payment by LESSEE of such tax or taxes shall be in violation of any then applicable law or regulation, then in such event LESSOR shall have the right to terminate this Lease by written notice thereof to LESSEE, such notice to be delivered within thirty (30) calendar days of the later to occur of (a) the date upon which such tax is assessed against LESSOR; or (b) the date upon which it is determined that LESSEE's payment of such tax (or reimbursement to LESSOR therefor) is a violation, and this Lease shall thereupon terminate at 11:59 P.M., local Atlanta, Georgia time, on the sixtieth (60th) calendar day following the date of such notice from LESSOR to LESSEE.

35.      MECHANICS LIEN

         LESSEE shall have no authority, express or implied, to create or place any lien or encumbrance of any kind or nature whatsoever upon, or in any manner to bind, the interest of LESSOR in the Premises or to charge the rentals payable hereunder for any claim in favor of any person dealing with LESSEE, including those who may furnish materials or perform labor for any construction or repairs, and each such claim shall effect and each such lien shall attach to, if at all, only the leasehold interest granted to LESSEE by this instrument. LESSEE covenants and agrees that it will pay or cause to be paid all sums legally due and payable by it on account of any labor performed or material furnished in which any lien is or can be validly and legally asserted against its leasehold interest in the Premises or the improvements thereon and that it will save and hold LESSOR harmless from and against any and all loss, cost or expense (including court costs and attorney's fees) based on or arising out of asserted claims or liens against the leasehold estate or the right, title and interest of LESSOR in the Premises or under the terms of this Lease.

36.      BROKERAGE INDEMNITY

         LESSOR hereby indemnifies and holds LESSEE harmless from any claim, demand, liability or cause of action for any brokerage commission, fee or other similar compensation or cost arising out of the acts of LESSOR in connection with this Lease or the leasehold estate created hereby. Pursuant to Georgia Real Estate Commission Reg. 520-1-.08, Spectrum Realty Advisors, Inc. ("LESSOR's Broker") represents LESSOR and Carter & Associates ("LESSEE's Broker") represents LESSEE (herein, LESSOR's Broker and LESSEE's Broker are collectively referred to as "Brokers"). Brokers shall receive their compensation exclusively from LESSOR. Except for Brokers, LESSEE hereby indemnifies and holds LESSOR harmless from any claim, demand, liability or cause of action for any brokerage commission, fee or other similar compensation or cost arising out of the acts of LESSEE in connection with this Lease or the leasehold estate created hereby.

37.      HAZARDOUS MATERIALS

         LESSEE agrees that it will not place, hold, or dispose of any Hazardous Material (as hereinafter defined) on, under or at the Premises or the Building and that it will not use the Premises or any other portion of the Building as a treatment, storage, or disposal (whether permanent or temporary) site for any Hazardous Material. LESSEE further agrees that it will not cause or allow any asbestos to be incorporated into any improvements or alterations which it makes or causes to be made to the Premises. LESSEE hereby agrees to indemnify LESSOR and its officers, directors, shareholders, partners, employees, joint venturers, affiliates, agents, successors and assigns from and against all losses, liabilities, damages, costs (including without limitation, court costs and attorneys' fees), and claims of any kind whatsoever (including, without limitation, diminution in the value of the Premises, damages for the loss of or restriction on use of rentable or usable space or any amenity of the Premises, damages arising from any adverse impact on marketing of the Premises, sums paid in settlement of claims, attorneys' fees, consultants' fees and experts' fees, and claims asserted or arising under any of the Environmental Laws [as hereinafter defined]), which are paid, incurred or suffered by, or asserted against LESSOR as a direct or indirect result of (i) any breach by LESSEE of the foregoing covenants or (ii) to the extent caused or allowed by LESSEE or any agent, contractor, employee, invitee, or licensee of LESSEE, the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, or release from, onto, or into the Premises, the atmosphere, or any watercourse, body of water, or groundwater, of any Hazardous Material. The provisions of and undertakings and indemnification set out in this Paragraph 37 shall survive the early termination or expiration of this Lease, and shall continue to be the personal liability, obligation and indemnification of LESSEE, binding upon LESSEE forever. The provisions of the preceding sentence shall govern and control over any inconsistent provision of this Lease. The foregoing indemnification of LESSOR by LESSEE includes without limitation, costs incurred in connection with any investigation of site conditions or any clean-up, remedial, removal or restoration work whether or not required by any Federal, State or local governmental agency or political subdivision resulting from the presence of Hazardous Material on the Premises or in the soil or groundwater or under the Premises caused or permitted by LESSEE. Without limiting the foregoing, if the presence of any Hazardous Material on the Premises caused or permitted by LESSEE results in any contamination of the Premises, LESSEE shall promptly take all actions, at its sole expense, as are necessary to return the Premises to the condition existing prior to the introduction of such Hazardous Material to the Premises; provided that LESSOR's approval of such actions shall be first obtained, which approval shall not be unreasonably withheld so long as such actions would not potentially have any material adverse effect on the Premises.

         For purposes of this Lease, "Hazardous Material" means and includes any hazardous substances, hazardous waste, toxic materials or any pollutants or contaminant defined as such in (or for purposes of) the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. ss. 9601 et seq., as amended, Comprehensive Environmental Response Compensation, and Liability Act, 42 U.S.C. ss. 6901 et seq., as amended, the Toxic Substance Control Act, as amended, any so-called "Superfund" or "Superlien" law or any other Federal, State or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to, or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or material, as now or at any time hereafter in effect (collectively, the "Environmental Laws"), or any other hazardous, toxic or dangerous waste, substance or material.

         LESSOR and its authorized agents shall have the right, but not the duty, to inspect the Premises, including taking samples and performing tests, at any time to determine whether LESSEE is complying with the terms of this Lease. If LESSEE is not in compliance with this Lease, LESSOR shall have the right to immediately enter upon the Premises to remedy any contamination or condition caused by LESSEE's failure to comply, notwithstanding any other provision of this Lease. LESSOR shall use reasonable efforts to minimize interference with LESSEE's' business, but shall not be liable for any damages caused by the exercise of LESSOR's right under this provision.

         Any default under this Section 37 shall be a default enabling LESSOR to exercise any of the remedies set forth in this Lease.

38.      TENANT IMPROVEMENTS

         Tenant improvements will include those items specified in Exhibit "C" hereto attached. Subject to delay occasioned by causes beyond Landlord's reasonable control, including but not limited to the obtaining of the required governmental construction permits and obtaining all governmental approvals and the certificate of occupancy, Landlord agrees, at Landlord's cost and expense, to commence the construction of the interior improvements and perform its obligations pursuant to Exhibit "C" and to complete the same in a reasonable time.

         After the Landlord has completed construction of the Facilities substantially in accordance with Exhibit "C" and notified Tenant in writing of the completion, Tenant shall have ten (10) days or until Tenant's occupancy date, whichever occurs first, in which to inspect the Premises. If Tenant finds that the Premises have not been constructed in accordance with Exhibit "C", it shall notify Landlord of such fact, indicating the particular items which are incomplete or improperly constructed, and Landlord shall complete or correct such work. Upon the completion of such work or in the event Tenant does not notify the Landlord within such ten (10) day period that the Premises are not satisfactory or if the Tenant occupies the Premises, Tenant shall be deemed to have accepted the Premises in its then condition "as is", "where is", without any warranties of any kind.

         Landlord shall be responsible for no other improvements of any kind whatsoever. In the event the leased premises should not be ready for occupancy by the commencement date for any reason whatsoever, Landlord shall not be liable or responsible for any claims, damages or liabilities in connection therewith or, by reason thereof.

39.      SECURITY DEPOSIT

         LESSOR acknowledges that it has received from LESSEE the sum of $ 2,697.40 (the "Security Deposit"), which amount shall be security for the full and faithful performance and observance by LESSEE of its covenants and obligations under this Lease. No interest shall be payable on the Security Deposit, and it is agreed and acknowledged by LESSEE that the Security Deposit is not an advance payment of rent or a measure of LESSOR's damages in the case of default by LESSEE. Upon the occurrence of a default under this Lease, LESSOR may, but shall not be obligated to, use, apply, or retain the whole or any part of the Security Deposit to the extent required for the payment of any rental and additional rent or any other sums to which LESSEE is in default or for the payment of any other damage, injury, expense, or liability resulting from any default. Following any such application of the Security Deposit, LESSEE shall pay to LESSOR on demand the amount necessary to restore the Security Deposit to its original amount. In the event that LESSEE shall fully and faithfully comply with all of its covenants and obligations under this Lease, the Security Deposit shall be returned to LESSEE within thirty (30) days after the expiration of the term of this Lease and after delivery of possession of the Premises of LESSOR in accordance with the terms hereof. In the event of a sale or lease of the Building, subject to this Lease, LESSOR shall be released from all liability for the return of the Security Deposit and LESSEE shall look to the new lessor for the return of the Security Deposit. This provision shall apply to every transfer or assignment made of the Security Deposit to a new lessor. Any mortgagee or ground lessor shall not be responsible to LESSEE for the return or application of the Security Deposit, whether or not it succeeds to the position of LESSOR hereunder, unless the Security Deposit shall have been received in hand by such mortgagee or ground lessor.

40.      MISCELLANEOUS

         (a) The failure by the parties hereto to insist in any one or more cases upon the strict performance of any term, covenant or condition of this Lease to be performed or cured by any party hereto shall not constitute a waiver or a relinquishment for the future of any such term, covenant or condition.

         (b) Paragraph captions herein are for LESSOR's and LESSEE's convenience only and neither limit nor amplify the provisions of this Lease.

         (c) If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws effective during the term of this Lease, then and in such event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby, and it is also the intention of the parties hereto that in lieu of each clause or provision of this Lease that is so illegal, invalid or unenforceable, there shall be added as part of this Lease a clause or provision as similar in form and substance to such illegal, invalid or unenforceable clause or provision as may be possible and as will be legal, valid and enforceable.

         (d) This Lease constitutes the total agreement between LESSOR and LESSEE with respect to the Premises and incorporates all prior written and oral agreements between the parties related thereto, and no modification hereof shall be binding unless set forth in writing, signed by all parties hereto.

         (e) Georgia law shall govern and control the construction and application of this Lease.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Lease Agreement as of the day and year first above written.

                                     LESSEE:  Stricor, Inc.,
                                              a Georgia Corporation
                                           -------------------------------------

                                     By:               [illegible]
                                           -------------------------------------

                                     Title:            President
                                           -------------------------------------

(AFFIX CORPORATE SEAL)               Attest:           [illegible]
                                            ------------------------------------

                                     Title:            Vice President
                                            ------------------------------------


                                     LESSOR:

                                     By:    T. ROWE PRICE REALTY INCOME FUND I,
                                            A NO-LOAD LIMITED PARTNERSHIP, A
                                            MARYLAND LIMITED PARTNERSHIP

                                     By:    LaSalle Advisors Limited, as Agent
                                            for LESSOR

                                     By:      /s/ James M. Riordan
                                            ------------------------------------

                                     Name:    James M. Riordan
                                            ------------------------------------

                                     Title:   Vice President
                                            ------------------------------------




*Note - If LESSEE is a corporation, lease must be signed by an authorized officer of the corporation and attested by a secretary or assistant secretary of the corporation who must also affix the corporate seal.

                                   EXHIBIT "A"

                                   FLOOR PLAN

[Graphic of floor plan of Premises]

                                   EXHIBIT "B"

                              RULES AND REGULATIONS

         1. The sidewalks, and public portions of the building, such as entrances, passages, courts, elevators, vestibules, stairways, corridors or halls, and the streets, alleys or ways surrounding or in the vicinity of the building shall not be obstructed, even temporarily, or encumbered by LESSEE or used for any purpose other than ingress and egress to and from the Premises.

         2. No awnings or other projections shall be attached to the outside walls of the building. No curtains, blinds, shades, louvered openings or screens shall be attached to or hung in, or used in connection with, any window or door of the Premises, without the prior written consent of LESSOR, unless installed by LESSOR.

         3. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by LESSEE on any part of the Premises or building or on corridor walls, without LESSOR's prior written consent. In the event of the violation of the foregoing by LESSEE, LESSOR may remove same without any liability, and may charge the expense incurred by such removal to LESSEE.

         4. No show cases or other articles shall be put in front of or affixed to any part of the exterior of the building, nor placed in the public halls, corridors, or vestibules without the prior written consent of LESSOR.

         5. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags, or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by LESSEE.

         6. No bicycles, vehicles, or animals of any kind shall be brought into or kept in or about the Premises.

         7. LESSEE shall not make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with occupants of the building or neighboring buildings or premises or those having business with them, whether by the use of any musical instrument, radio, talking machine, unmusical noise, whistling, singing, or in any other way. LESSEE shall not throw anything out of the doors, windows or skylights or down the passageways.

         8. Neither LESSEE, nor any of LESSEE's servants, employees, agents, visitors, or licensees, shall at any time bring or keep upon the Premises any inflammable, combustible or explosive fluid, or chemical substance, other than reasonable amounts of cleaning fluids or solvents required in the normal operation of LESSEE's business offices.

         9. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by LESSEE, nor shall any changes be made in existing locks or the mechanism thereof, without the prior written approval of LESSOR and unless and until a duplicate key is delivered to LESSOR. LESSEE shall, upon the termination of its tenancy, return to LESSOR all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, LESSEE, and in the event of the loss of any keys so furnished, LESSEE shall pay to LESSOR the cost thereof.

         10. LESSEE shall not overload any floor.

         11. LESSEE shall not engage or pay any employees on the Premises, except those actually working for LESSEE on said Premises, nor advertise for laborers giving an address at the building.

         12. The Premises shall not be used for lodging or sleeping or for any immoral or illegal purpose.

         13. Canvassing, soliciting, and peddling in the buildings are prohibited and LESSEE shall cooperate to prevent the same.

         14. LESSOR shall not be responsible to any LESSEE for the non-observance or violation of any of these Rules and Regulations by any other lessee.

         Whenever the above rules conflict with any of the rights or obligations of LESSEE pursuant to the provisions of the Lease, the provisions of the Lease shall govern

                                   EXHIBIT "C"

                               TENANT IMPROVEMENTS

1. LESSEE hereby accepts the Premises in their present condition on an "as-is" basis except that LESSOR shall warrant that all mechanical systems in the space including heating, air conditioning, plumbing and electrical shall be in good working order upon commencement of this Lease.

2. LESSEE shall be permitted access to the Premises prior to the commencement date to install data and telephone cables provided that the insurance requirements of LESSEE, per Paragraph 8 of this Lease, are met.

                                   EXHIBIT "D"

                                 LEASE GUARANTY

         FOR VALUE RECEIVED AND IN CONSIDERATION FOR and as an inducement to T. ROWE' PRICE REALTY INCOME FUND I, A NO-LOAD LIMITED PARTNERSHIP, a Maryland limited partnership ("LESSOR"), by LA SALLE ADVISORS LIMITED, as agent for LESSOR, and by LA SALLE PARTNERS MANAGEMENT LIMITED, as agent for LA SALLE ADVISORS LIMITED, to enter into a Lease of even date herewith (the 'Lease") with Stricor, Inc. (hereinafter "LESSEE"), covering certain real property located at Suite E, 3010 Business Park Drive, Norcross, Georgia, the undersigned, Young Kim
- ("Guarantor"), unconditionally guarantees the full performance and observance of all the covenants, conditions and agreements therein provided to be performed and observed by LESSEE and LESSEE's legal representatives, successors and permitted assigns, and expressly agrees that the validity of this Agreement and the obligations of Guarantor hereunder shall not be terminated, affected or impaired by reason of the granting by LESSOR of any indulgences to LESSEE or by reason of the assertion by LESSOR against LESSEE of any of the rights or remedies reserved to LESSOR pursuant to the provisions of the Lease or by the release of LESSEE from any of LESSEE's obligations under the Lease, by operation of law or otherwise (including, but without limitation to, the rejection of the Lease in connection with proceedings under the bankruptcy laws now or hereinafter enacted); Guarantor hereby waiving all suretyship defenses, rights of reimbursement from LESSEE, rights of subrogation and contribution from LESSEE and the right to receive any payment whatsoever from LESSEE concerning payments made by Guarantor for and on LESSEE's behalf pursuant to the terms hereof. Guarantor further covenants and agrees that this Guaranty shall remain and continue in full force and effect as to any renewal, modification or extension of the Lease, whether or not Guarantor shall have received any notice of or consented to such renewal, modification or extension. Guarantor further agrees that his liability under this Guaranty shall be primary, and that in any right of action which shall accrue to LESSOR under the Lease, the LESSOR may, at LESSOR's option, proceed against Guarantor and LESSEE, jointly or severally, and may proceed against Guarantor without having commenced any action against or having obtained any judgment against LESSEE.

         It is agreed that the failure of LESSOR to insist in any one or more instances upon a strict performance or observance of any of the terms, provisions or covenants of the Lease or to exercise any right therein contained shall not be construed or deemed to be a waiver or relinquishment for the future of such term, provision, covenant or right but the same shall continue and remain in full and force and effect.

         No subletting, assignment or other transfer of the Lease or any interest therein shall operate to extinguish or diminish the liability of Guarantor under this Guaranty; and wherever reference is made to the liability of LESSEE named in the Lease, such reference shall be deemed likewise to refer to Guarantor.

         If there is a default by LESSEE in the payment of any amounts due to LESSOR under the Lease, this Guaranty shall constitute evidence of Guarantor's indebtedness to LESSOR for such amounts. Guarantor shall pay to LESSOR the reasonable attorney fees actually incurred by LESSOR In the collection of such indebtedness plus all other reasonable expenses actually incurred by LESSOR in exercising any of LESSOR's rights and remedies under the Lease and/or this Guaranty.

         Notwithstanding the terms of this Lease Guaranty, Guarantor's liability under this Agreement shall be $25,000. This Lease Guaranty shall be of no further force and effect at the end of eighteen (18) months of this Lease provided LESSEE shall not be in default of any of the terms and conditions of this Lease.

         IT IS FURTHER AGREED that all of the terms and provisions hereof shall inure to the benefit of LESSOR and its heirs, legal representatives, successors and assigns, and shall bind Guarantor and its heirs, legal representatives, successors and permitted assigns.

         IN WITNESS WHEREOF, the undersigned Guarantor has executed this Guaranty this 19th day of December, 1996.

                                   GUARANTOR:

Signed, sealed and delivered                                              (SEAL)
in the presence of:                          -----------------------------

                                             Name:     [illegible]
                                             -----------------------------

       [illegible]
---------------------------
Unofficial Witness

/s/  Dominique M. Guillard
----------------------------
Notary Public (affix seal and state date of expiration
of commission)

                                   EXHIBIT "E"

                              SPECIAL STIPULATIONS

1. The common area maintenance charges specified in Paragraph 2(b)(iii) shall not increase by more than ten (10%) percent per year.